Exhibit 10.1

THIRD AMENDMENT

TO THE

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 10, 2009 (this “Amendment”), is among:

(i) CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);

(ii) GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin” and, together with the Seller, the “Seller Parties” and each, a “Seller Party”);

(iii) RANGER FUNDING COMPANY LLC (“Ranger”), as a Conduit;

(iv) BANK OF AMERICA, N.A. (“BofA”), as the Related Financial Institution for Ranger and as the Managing Agent for Ranger’s Purchaser Group;

(v) WINDMILL FUNDING CORPORATION (“Windmill”), as a Conduit;

(vi) THE ROYAL BANK OF SCOTLAND PLC (as successor to ABN AMRO Bank N.V.) (“RBS”), as the Related Financial Institution for Windmill and as the Managing Agent for Windmill’s Purchaser Group;

(vii) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit;

(viii) CALYON NEW YORK BRANCH (“Calyon”), as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group;

(ix) VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and

(x) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is amended as follows:

(a) The following new defined terms and definitions thereof are added to Exhibit I to the Receivables Purchase Agreement in appropriate alphabetical order:

“Contractual Dilution Reserve” means, as of any date of determination and with respect to the Receivables of any Obligor, the aggregate amount of any reserves or liabilities maintained on the Seller’s books and records in accordance with generally accepted accounting principles and the Credit and Collection Policy for, or in anticipation of, volume rebates, flat fee rebates, performance-to-plan rebates, cost-plus-zero program rebates or similar rebates affecting or to affect the Receivables of such Obligor as reported on (i) prior to the Amortization Date, the most recently delivered Monthly Report, Weekly Report or Daily Report, as the case may be, or (ii) at any time on or after the Amortization Date, as reported on the last Monthly Report, Weekly Report or Daily Report delivered prior to the Amortization Date.

“Excluded Contractual Dilution” means any amounts that would otherwise be included in clause (i)(x) of “Deemed Collections” that result from volume rebates, flat fee rebates, performance-to-plan rebates, cost-plus-zero program rebates or similar rebates affecting the Receivables of any Obligor during any period solely to the extent that such amounts do not, in the aggregate, exceed the Contractual Dilution Reserve for such Obligor and such period; provided, however, that on and after the Amortization Date, “Excluded Contractual Dilution” shall mean any amounts that would otherwise be included in clause (i)(x) of “Deemed Collections” that result from volume rebates, flat fee rebates, performance-to-plan rebates, cost-plus-zero program rebates or similar rebates affecting the Receivables of any Obligor since the Amortization Date solely to the extent that such amounts do not, in the aggregate, exceed the Contractual Dilution Reserve for such Obligor and determined pursuant to clause (ii) of “Contractual Dilution Reserve”.

(b) The definition of “Deemed Collections” set forth in Exhibit I of the Receivables Purchase Agreement is replaced in its entirety with the following:

“Deemed Collections” means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection in full of a Receivable if at any time (i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of defective or rejected goods or services, any discount or any negative adjustment or otherwise by Seller (other than cash Collections on account of the Receivables); provided, however, that this clause (i)(x) shall exclude any Excluded Contractual Dilutions, or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), (ii) any of the representations or warranties in Article V are no longer true with respect to any Receivable or (iii) any Receivable is restructured into a Note Receivable.

(c) The definition of “Liquidity Termination Date” set forth in Exhibit I of the Receivables Purchase Agreement is amended by replacing the date “November 12, 2009” where it appears therein with the date “November 9, 2010”.

(d) The definition of “Net Receivables Balance” set forth in Exhibit I of the Receivables Purchase Agreement is replaced in its entirety with the following:

“Net Receivables Balance” means, at any time, the aggregate Outstanding Balance of all Receivables that are Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Receivables that are Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor and (ii) the aggregate Contractual Dilution Reserves for all Eligible Receivables of all Obligors.

(e) The wiring instructions for Victory Receivables Corporation set forth in Schedule A of the Receivables Purchase Agreement are replaced in their entirety with the following:

TO: DEUTSCHE BANK TRUST COMPANY AMERICAS, NEW YORK, NY

ABA NO.: 021-001-033

A/C NO.: 01-41-9647

BENEFICIARY: TRUST AND SECURITIES SERVICES

PAYMENT DETAILS: PORT VICTORY.20

Ref: VICTORY RECEIVABLES / CARDINAL HEALTH

SECTION 2. Representations and Warranties.

On the date hereof, each Seller Party and the Performance Guarantor hereby represents and warrants (as to itself) to the Purchasers, the Managing Agents, the Agent and, in the case of the representations and warranties made by the Performance Guarantor, the Seller that:

(a) after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event;

(b) after giving effect to this Amendment, the representations and warranties of such Person set forth in the Receivables Purchase Agreement and each other Transaction Document are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c) this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

SECTION 3. Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof upon satisfaction of all the following conditions precedent:

(a) receipt by the Agent of counterparts of this Amendment, duly executed by each of the parties hereto;

(b) receipt by each Financial Institution of such Financial Institution’s “Amendment Fee” paid in full in accordance with Amendment Fee Letter dated the date hereof and by and among the parties hereto; and

(c) receipt by each Conduit (or its Managing Agent on its behalf), to the extent required under the documents governing such Conduit’s Commercial Paper program, of confirmations from each applicable Rating Agency that this Amendment and the transactions contemplated hereby will not cause such Rating Agency to reduce or withdraw its rating (if any) on such Conduit’s Commercial Paper.

SECTION 4. Counterparts; Delivery.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5. Effect of Amendment; Ratification.

Except as specifically amended hereby, the Receivables Purchase Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Purchase Agreement other than as specifically set forth herein.

SECTION 6. GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 7. Section Headings.

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CARDINAL HEALTH FUNDING, LLC, as Seller

By:	/s/ Lloyd Fort
Name:	Lloyd Fort
Title:	President

GRIFFIN CAPITAL, LLC, as Servicer

By:	/s/ Lloyd Fort
Name:	Lloyd Fort
Title:	President

RANGER FUNDING COMPANY LLC, as a Conduit

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

BANK OF AMERICA, N.A., as Related Financial Institution for Ranger

By:	/s/ William Van Beek
Name:	William Van Beek
Title:	Principal

BANK OF AMERICA, N.A., as Managing Agent for Ranger’s Purchaser Group

By:	/s/ William Van Beek
Name:	William Van Beek
Title:	Principal

WINDMILL FUNDING CORPORATION, as a Conduit

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Related Financial Institution for Windmill

By: RBS Securities Inc., as agent

By:	/s/ David Viney
Name:	David Viney
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as Managing Agent for Windmill’s Purchaser Group

By: RBS Securities Inc., as agent

By:	/s/ David Viney
Name:	David Viney
Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

CALYON NEW YORK BRANCH, as Related Financial Institution for Atlantic

By: :	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

CALYON NEW YORK BRANCH, as Managing Agent for Atlantic’s Purchaser Group

By: :	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Financial Institution for Victory

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Managing Agent for Victory’s Purchaser Group

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	VP & Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	VP & Manager